                                                                   Exhibit 99.19

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [2], 2006

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $411,792,798
Aggregate Original Principal Balance      $412,079,959
Number of Mortgage Loans                         2,349

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $15,000   $933,000     $175,428
Outstanding Principal Balance   $14,989   $932,629     $175,306

                                                      WEIGHTED
                                MINIMUM   MAXIMUM   AVERAGE (2)
                                -------   -------   -----------
Original Term (mos)                120       360         345
Stated remaining Term (mos)        118       359         343
Loan Age (mos)                       1         7           1
Current Interest Rate            5.100%   12.875%      7.423%
Initial Interest Rate Cap        1.000%    5.000%      3.114%
Periodic Rate Cap                0.500%    1.500%      1.000%
Gross Margin                     2.500%    9.125%      6.266%
Maximum Mortgage Rate           11.600%   16.750%     13.649%
Minimum Mortgage Rate            2.500%   10.250%      7.142%
Months to Roll                       3       119          31
Original Loan-to-Value           21.14%   100.00%      82.75%
Credit Score (3)                   500       813         619

                     EARLIEST      LATEST
                    ----------   ----------
Maturity Date       11/01/2015   12/01/2035

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                       91.94%
2nd Lien                       8.06

Occupancy
Primary                        96.38%
Second Home                     1.68
Investment                      1.94

Loan Type
Fixed Rate                     15.25%
ARM                            84.75

Amortization Type
Fully Amortizing               37.40%
Interest Only                  20.43
Balloon                        42.18

YEAR OF ORIGINATION
2005                          100.00%

Loan Purpose
Purchase                       39.08%
Refinance-Rate/Term             3.61
Refinance-Cashout              57.31

Property Type
Single Family                  70.56%
Condominium                     8.47
Two-to Four-Family              5.64
Planned Unit Development       15.33

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                      NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                        OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
RANGE OF             MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE   PERCENT
MORTGAGE RATES         LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC          IO
--------------       --------   ------------   ----------   --------   --------   -----------   --------   -----------   -------
5.500% or less             4    $  1,190,263       0.29%      5.195%      657       $297,566      75.04%     100.00%      73.24%
5.501% to 6.000%          89      25,099,469       6.10       5.885       660        282,017      78.99      100.00       39.94
6.001% to 6.500%         251      68,385,864      16.61       6.337       645        272,454      79.47      100.00       39.21
6.501% to 7.000%         437     102,802,103      24.96       6.814       634        235,245      79.98      100.00       26.84
7.001% to 7.500%         314      66,076,305      16.05       7.284       613        210,434      80.85      100.00       20.53
7.501% to 8.000%         318      59,843,265      14.53       7.783       593        188,186      83.86      100.00        7.76
8.001% to 8.500%         166      24,998,770       6.07       8.299       576        150,595      84.18      100.00        1.10
8.501% to 9.000%         203      25,950,511       6.30       8.780       590        127,835      87.38      100.00        1.24
9.001% to 9.500%          91       9,319,871       2.26       9.299       597        102,416      91.68      100.00        0.00
9.501% to 10.000%         98       7,212,339       1.75       9.848       609         73,595      95.62      100.00        0.00
10.001% to 10.500%        88       6,148,994       1.49      10.314       625         69,875      97.73      100.00        0.00
10.501% to 11.000%       140       7,564,962       1.84      10.883       614         54,035      99.67      100.00        0.00
11.001% to 11.500%        83       4,289,769       1.04      11.324       606         51,684      99.35      100.00        0.00
11.501% to 12.000%        57       2,498,060       0.61      11.774       595         43,826      99.85      100.00        0.00
12.001% to 12.500%         8         280,890       0.07      12.332       612         35,111      98.61      100.00        0.00
12.501% to 13.000%         2         131,363       0.03      12.875       611         65,682     100.00      100.00        0.00
                       -----    ------------     ------      ------       ---       --------     ------      ------       -----
TOTAL:                 2,349    $411,792,798     100.00%      7.423%      619       $175,306      82.75%     100.00%      20.43%
                       =====    ============     ======      ======       ===       ========     ======      ======       =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.100% per annum to 12.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.423% per annum.

REMAINING MONTHS TO STATED MATURITY

                   NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
RANGE OF             OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
REMAINING TERMS   MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE   PERCENT
(MONTHS)            LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC          IO
---------------   --------   ------------   ----------   --------   --------   -----------   --------   -----------   -------
109 to 120              2    $    195,613       0.05%      8.513%      609       $ 97,807     83.66%      100.00%       0.00%
169 to 180            603      34,320,641       8.33      10.140       643         56,916     98.56       100.00        0.00
229 to 240              7         475,580       0.12       9.323       674         67,940     91.73       100.00        0.00
349 to 360          1,737     376,800,964      91.50       7.172       617        216,926     81.30       100.00       22.32
                    -----    ------------     ------      ------       ---       --------     -----       ------       -----
TOTAL:              2,349    $411,792,798     100.00%      7.423%      619       $175,306     82.75%      100.00%      20.43%
                    =====    ============     ======      ======       ===       ========     =====       ======       =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 118 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 343 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                        NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
RANGE OF ORIGINAL         OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
MORTGAGE LOAN          MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE   PERCENT
PRINCIPAL BALANCES       LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC          IO
------------------     --------   ------------   ----------   --------   --------   -----------   --------   -----------   -------
$50,000 or less            343    $ 11,350,211       2.76%     10.278%      628       $ 33,091      97.28%     100.00%       0.00%
$50,001 to $100,000        443      32,886,844       7.99       8.918       625         74,237      88.77      100.00        3.64
$100,001 to $150,000       460      57,109,195      13.87       7.781       610        124,150      82.29      100.00        9.49
$150,001 to $200,000       326      56,913,686      13.82       7.426       610        174,582      81.62      100.00       11.25
$200,001 to $250,000       243      54,152,635      13.15       7.137       611        222,850      81.04      100.00       20.16
$250,001 to $300,000       173      47,798,051      11.61       7.117       614        276,289      81.21      100.00       23.60
$300,001 to $350,000       114      36,934,661       8.97       6.977       623        323,988      81.90      100.00       25.83
$350,001 to $400,000        88      32,707,509       7.94       7.040       622        371,676      81.79      100.00       34.05
$400,001 to $450,000        57      24,103,496       5.85       6.926       635        422,868      81.14      100.00       45.89
$450,001 to $500,000        36      17,052,149       4.14       6.977       611        473,671      82.66      100.00       24.86
$500,001 to $550,000        18       9,431,568       2.29       6.734       632        523,976      80.11      100.00       44.52
$550,001 to $600,000        17       9,829,773       2.39       7.195       631        578,222      82.87      100.00       29.38
$600,001 to $650,000        13       8,144,679       1.98       6.584       672        626,514      82.14      100.00       45.73
$650,001 to $700,000         6       4,068,403       0.99       6.675       649        678,067      83.89      100.00       16.12
$700,001 to $750,000         7       5,040,970       1.22       6.733       659        720,139      85.66      100.00       28.83
$750,001 to $800,000         1         764,386       0.19       6.825       631        764,386      92.73      100.00        0.00
$800,001 to $850,000         2       1,669,354       0.41       7.191       620        834,677      79.73      100.00        0.00
$900,001 to $950,000         2       1,835,229       0.45       7.071       640        917,614      84.93      100.00        0.00
                         -----    ------------     ------      ------       ---       --------      -----      ------       -----
TOTAL:                   2,349    $411,792,798     100.00%      7.423%      619       $175,306      82.75%     100.00%      20.43%
                         =====    ============     ======      ======       ===       ========      =====      ======       =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $14,989 to approximately $932,629 and the average outstanding principal balance of the Mortgage Loans was approximately $175,306.

PRODUCT TYPES

                       NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                         OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                      MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE   PERCENT
PRODUCT TYPES           LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC          IO
-------------         --------   ------------   ----------   --------   --------   -----------   --------   -----------   -------

10 Year Fixed Loans         2    $    195,613       0.05%      8.513%      609       $ 97,807     83.66%      100.00%       0.00%
15 Year Fixed Loans        24       1,793,071       0.44       7.770       639         74,711     78.32       100.00        0.00
20 Year Fixed Loans         7         475,580       0.12       9.323       674         67,940     91.73       100.00        0.00
30 Year Fixed Loans       140      22,948,917       5.57       7.406       625        163,921     79.75       100.00        0.00
15/30 Balloon Loans       579      32,527,569       7.90      10.271       643         56,179     99.67       100.00        0.00
30/40 Balloon Loans        22       4,869,379       1.18       7.624       614        221,335     85.01       100.00        0.00
6 Month LIBOR Loans         1         119,668       0.03       6.425       763        119,668     80.00       100.00        0.00
2/28 LIBOR Loans          861     171,997,693      41.77       7.212       617        199,765     81.56       100.00       34.28
3/27 LIBOR Loans           47      11,349,457       2.76       6.935       629        241,478     82.38       100.00       56.58
5/25 LIBOR Loans           19       3,821,612       0.93       6.790       673        201,137     81.91       100.00       49.05
10/20 LIBOR Loans          91      25,405,596       6.17       6.653       680        279,182     79.87       100.00       66.35
2/28 LIBOR Loans
   (40 Year Am)           518     128,676,481      31.25       7.210       600        248,410     81.40       100.00        0.00
3/27 LIBOR Loans
   (40 Year Am)            18       3,433,740       0.83       7.076       619        190,763     78.15       100.00        0.00
5/25 LIBOR Loans
   (40 Year Am)            17       3,735,793       0.91       6.780       636        219,753     79.12       100.00        0.00
10/20 LIBOR Loans
   (40 Year Am)             3         442,629       0.11       7.002       669        147,543     82.23       100.00        0.00
                        -----    ------------     ------      ------       ---       --------     -----       ------       -----
TOTAL:                  2,349    $411,792,798     100.00%      7.423%      619       $175,306     82.75%      100.00%      20.43%
                        =====    ============     ======      ======       ===       ========     =====       ======       =====

ADJUSTMENT TYPE

                   NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                     OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                  MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE   PERCENT
ADJUSTMENT TYPE     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC          IO
---------------   --------   ------------   ----------   --------   --------   -----------   --------   -----------   -------
ARM                 1,575    $348,982,668      84.75%     7.151%       617       $221,576     81.35%      100.00%      24.10%
Fixed Rate            774      62,810,130      15.25      8.935        635         81,150     90.54       100.00        0.00
                    -----    ------------     ------      -----        ---       --------     -----       ------       -----
TOTAL:              2,349    $411,792,798     100.00%     7.423%       619       $175,306     82.75%      100.00%      20.43%
                    =====    ============     ======      =====        ===       ========     =====       ======       =====

AMORTIZATION TYPE

                          NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                            OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE   PERCENT
AMORTIZATION TYPE          LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC          IO
-----------------        --------   ------------   ----------   --------   --------   -----------   --------   -----------   -------
Fully Amortizing             893    $153,996,433      37.40%     7.434%       607       $172,448     81.22%      100.00%       0.00%
Balloon                    1,157     173,685,591      42.18      7.783        610        150,117     84.81       100.00        0.00
60 Month Interest-Only       226      62,227,430      15.11      6.712        651        275,343     81.55       100.00      100.00
120 Month
   Interest-Only              73      21,883,345       5.31      6.508        691        299,772     80.62       100.00      100.00
                           -----    ------------     ------      -----        ---       --------     -----       ------      ------
TOTAL:                     2,349    $411,792,798     100.00%     7.423%       619       $175,306     82.75%      100.00%      20.43%
                           =====    ============     ======      =====        ===       ========     ======      ======      ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                        NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                          OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
GEOGRAPHIC             MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE   PERCENT
DISTRIBUTION             LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC          IO
------------           --------   ------------   ----------   --------   --------   -----------   --------   -----------   -------
Alabama                      1    $    184,937       0.04%     6.300%       687       $184,937     94.90%      100.00%       0.00%
Arizona                     80      13,543,617       3.29      7.524        627        169,295     83.19       100.00       11.28
Arkansas                     3         250,829       0.06      8.563        634         83,610     96.79       100.00        0.00
California                 505     131,030,248      31.82      7.240        629        259,466     81.19       100.00       32.78
Colorado                    25       3,346,711       0.81      7.550        615        133,868     83.46       100.00       25.05
Connecticut                 42       7,005,236       1.70      7.478        605        166,791     84.72       100.00        5.95
Delaware                    10       1,103,212       0.27      8.196        586        110,321     82.27       100.00        0.00
District of Columbia        14       3,629,708       0.88      7.206        601        259,265     76.70       100.00       21.21
Florida                    181      27,207,478       6.61      7.447        625        150,318     83.05       100.00       19.67
Georgia                     45       5,438,413       1.32      8.155        597        120,854     86.05       100.00        5.55
Idaho                       20       2,090,869       0.51      8.099        567        104,543     85.03       100.00       14.46
Illinois                   146      20,135,778       4.89      7.611        625        137,916     85.05       100.00       15.96
Indiana                     14       1,236,169       0.30      7.783        577         88,298     83.90       100.00        0.00
Iowa                         2         109,917       0.03      7.490        695         54,959     84.00       100.00        0.00
Kansas                       6         459,800       0.11      8.139        596         76,633     84.51       100.00        0.00
Kentucky                     1         113,316       0.03      7.500        596        113,316     90.00       100.00        0.00
Louisiana                    6         392,989       0.10      8.236        571         65,498     84.52       100.00       27.28
Maine                       17       2,043,977       0.50      7.224        636        120,234     84.68       100.00        0.00
Maryland                   195      35,323,269       8.58      7.547        607        181,145     82.53       100.00       13.64
Massachusetts               90      19,347,638       4.70      7.121        620        214,974     83.25       100.00       19.61
Michigan                    34       4,044,960       0.98      7.840        614        118,969     88.40       100.00        4.89
Minnesota                   11       1,756,885       0.43      7.888        601        159,717     85.28       100.00       22.26
Mississippi                 14       1,644,405       0.40      7.637        645        117,457     83.76       100.00       15.58
Missouri                    18       1,333,865       0.32      8.381        610         74,104     84.96       100.00        8.76
Montana                      8         734,623       0.18      7.489        631         91,828     79.09       100.00       19.60
Nebraska                     4         277,420       0.07      7.998        615         69,355     82.86       100.00       38.64
Nevada                      36       6,670,743       1.62      7.590        615        185,298     82.96       100.00       10.10
New Hampshire               10       1,441,580       0.35      7.521        637        144,158     84.73       100.00       22.95
New Jersey                  92      19,376,433       4.71      7.190        614        210,613     83.74       100.00       11.90
New Mexico                  11       1,027,579       0.25      8.055        598         93,416     85.44       100.00       20.24
New York                    99      24,038,540       5.84      7.198        622        242,814     82.42       100.00       21.48
North Carolina              19       1,831,437       0.44      7.652        627         96,391     84.99       100.00       18.56
Ohio                        34       3,121,141       0.76      8.081        610         91,798     88.87       100.00        6.30
Oklahoma                    32       2,486,212       0.60      7.793        607         77,694     86.10       100.00        0.00
Oregon                      19       2,686,172       0.65      7.948        577        141,377     84.65       100.00        0.00
Pennsylvania                58       6,671,111       1.62      7.871        607        115,019     84.49       100.00       18.71
Rhode Island                12       2,343,898       0.57      7.059        615        195,325     79.98       100.00       28.33
South Carolina              15       1,474,550       0.36      8.068        617         98,303     86.07       100.00       17.56
South Dakota                 1         106,893       0.03      7.500        582        106,893     80.00       100.00        0.00
Tennessee                   65       5,146,173       1.25      7.678        625         79,172     84.85       100.00       14.88
Texas                      149      20,325,181       4.94      7.427        614        136,411     83.00       100.00       10.32
Utah                        13       1,311,178       0.32      7.774        603        100,860     86.05       100.00        0.00
Vermont                      4         382,177       0.09      7.658        588         95,544     79.45       100.00        0.00
Virginia                    53       8,156,975       1.98      7.546        625        153,905     82.35       100.00       19.13
Washington                 113      17,031,092       4.14      7.587        604        150,718     82.82       100.00       15.77
West Virginia                1         109,931       0.03      8.325        562        109,931     66.71       100.00        0.00
Wisconsin                   19       2,032,025       0.49      8.478        572        106,949     83.78       100.00        0.00
Wyoming                      2         235,513       0.06      8.440        566        117,757     87.84       100.00        0.00
                         -----    ------------     ------      -----        ---       --------     -----       ------       -----
TOTAL:                   2,349    $411,792,798     100.00%     7.423%       619       $175,306     82.75%      100.00%      20.43%
                         =====    ============     ======      =====        ===       ========     =====       ======       =====

No more than approximately 0.56% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                         OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN-TO-VALUE RATIOS    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
--------------------  --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
50.00% or less             41   $  5,706,167      1.39%     7.416%     586      $139,175    40.03%     100.00%     15.99%
50.01% to 55.00%           18      2,971,494      0.72      6.950      604       165,083    52.70      100.00       0.00
55.01% to 60.00%           23      4,644,947      1.13      7.056      589       201,954    57.48      100.00       8.46
60.01% to 65.00%           38      8,552,684      2.08      7.018      577       225,071    62.70      100.00       1.73
65.01% to 70.00%           50     10,327,736      2.51      7.131      575       206,555    68.28      100.00      15.90
70.01% to 75.00%           88     20,505,203      4.98      6.957      594       233,014    73.72      100.00      17.18
75.01% to 80.00%          880    187,997,235     45.65      6.939      630       213,633    79.82      100.00      29.08
80.01% to 85.00%          169     40,728,851      9.89      7.246      604       240,999    84.34      100.00      18.20
85.01% to 90.00%          235     54,106,099     13.14      7.449      614       230,239    89.50      100.00      19.65
90.01% to 95.00%          233     43,507,473     10.57      8.004      613       186,727    94.59      100.00      10.98
95.01% to 100.00%         574     32,744,910      7.95     10.191      646        57,047    99.95      100.00       0.00
                        -----   ------------    ------     ------      ---      --------    -----      ------      -----
TOTAL:                  2,349   $411,792,798    100.00%     7.423%     619      $175,306    82.75%     100.00%     20.43%
                        =====   ============    ======     ======      ===      ========    =====      ======      =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 21.14% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 8.06% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.67%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.84%.

LOAN PURPOSE

                       NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                         OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                      MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN PURPOSE            LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------          --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
Refinance Cashout       1,208   $236,009,671     57.31%    7.361%      606      $195,372    81.33%     100.00%     19.83%
Purchase                1,054    160,935,053     39.08     7.509       639       152,690    84.68      100.00      21.69
Refinance Rate Term        87     14,848,074      3.61     7.467       613       170,668    84.53      100.00      16.20
                        -----   ------------    ------     -----       ---      --------    -----      ------      -----
TOTAL:                  2,349   $411,792,798    100.00%    7.423%      619      $175,306    82.75%     100.00%     20.43%
                        =====   ============    ======     =====       ===      ========    =====      ======      =====

PROPERTY TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
Single Family               1,714   $290,561,282     70.56%    7.435%      615      $169,522    82.53%     100.00%     20.62%
Condominium                   226     34,881,935      8.47     7.467       641       154,345    84.00      100.00      22.88
Two to Four Family             94     23,234,885      5.64     7.287       637       247,180    81.95      100.00      15.27
Planned Unit Development      315     63,114,696     15.33     7.392       622       200,364    83.37      100.00      20.09
                            -----   ------------    ------     -----       ---      --------    -----      ------      -----
TOTAL:                      2,349   $411,792,798    100.00%    7.423%      619      $175,306    82.75%     100.00%     20.43%
                            =====   ============    ======     =====       ===      ========    =====      ======      =====

DOCUMENTATION

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
DOCUMENTATION               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
Full Documentation          2,338   $408,386,063     99.17%    7.418%      619      $174,673    82.72%     100.00%     20.53%
Full/Alt Documentation         11      3,406,736      0.83     8.013       614       309,703    86.96      100.00       8.10
                            -----   ------------    ------     -----       ---      --------    -----      ------      -----
TOTAL:                      2,349   $411,792,798    100.00%    7.423%      619      $175,306    82.75%     100.00%     20.43%
                            =====   ============    ======     =====       ===      ========    =====      ======      =====

OCCUPANCY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
OCCUPANCY                   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
---------                 --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
Primary                     2,268   $396,876,308     96.38%    7.424%      617      $174,990    82.59%     100.00%     20.71%
Investment                     47      7,994,962      1.94     7.745       683       170,106    87.42      100.00       1.29
Second Home                    34      6,921,529      1.68     7.002       685       203,574    86.89      100.00      26.40
                            -----   ------------    ------     -----       ---      --------    -----      ------      -----
TOTAL:                      2,349   $411,792,798    100.00%    7.423%      619      $175,306    82.75%     100.00%     20.43%
                            =====   ============    ======     =====       ===      ========    =====      ======      =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
MORTGAGE                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOANS AGE(MONTHS)           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-----------------         --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
1                           1,576    287,688,884     69.86%    7.397%      622      $182,544    82.30%     100.00%     21.69%
2                             606     97,339,212     23.64     7.525       613       160,626    83.64      100.00      15.28
3                             128     17,990,228      4.37     7.463       622       140,549    84.27      100.00      25.62
4                              33      7,414,850      1.80     7.127       612       224,692    86.20      100.00      26.40
5                               2        177,843      0.04     6.889       623        88,921    79.39      100.00       0.00
6                               3        905,533      0.22     6.812       601       301,844    72.59      100.00       0.00
7                               1        276,250      0.07     5.990       580       276,250    85.00      100.00     100.00
                            -----   ------------    ------     -----       ---      --------    -----      ------     ------
TOTAL:                      2,349   $411,792,798    100.00%    7.423%      619      $175,306    82.75%     100.00%     20.43%
                            =====   ============    ======     =====       ===      ========    =====      ======     ======

As of the Cut off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
ORIGINAL                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PREPAYMENT PENALTY TERM     LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-----------------------   --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
None                          975   $157,074,275     38.14%    7.568%      619      $161,102    83.83%     100.00%     15.93%
12 Months                      68     16,512,486      4.01     7.363       638       242,831    82.66      100.00      23.20
24 Months                   1,108    201,956,578     49.04     7.377       613       182,271    82.74      100.00      21.47
36 Months                     198     36,249,459      8.80     7.078       647       183,078    78.22      100.00      32.83
                            -----   ------------    ------     -----       ---      --------    -----      ------      -----
TOTAL:                      2,349   $411,792,798    100.00%    7.423%      619      $175,306    82.75%     100.00%     20.43%
                            =====   ============    ======     =====       ===      ========    =====      ======      =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

CREDIT SCORES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF CREDIT SCORES      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
----------------------    --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
500                             5   $    878,491      0.21%    8.330%      500      $175,698    82.28%     100.00%      0.00%
501 to 525                     98     18,931,123      4.60     8.180       516       193,175    75.92      100.00       0.00
526 to 550                    140     25,538,833      6.20     8.023       536       182,420    76.65      100.00       0.00
551 to 575                    215     42,036,161     10.21     7.803       563       195,517    83.14      100.00       0.00
576 to 600                    482     76,382,209     18.55     7.610       589       158,469    82.64      100.00      10.25
601 to 625                    478     79,983,690     19.42     7.391       613       167,330    83.58      100.00      23.44
626 to 650                    378     67,923,598     16.49     7.196       638       179,692    83.73      100.00      25.59
651 to 675                    207     33,349,784      8.10     7.159       662       161,110    84.69      100.00      31.97
676 to 700                    126     23,910,878      5.81     6.949       687       189,769    84.47      100.00      34.12
701 to 725                     95     17,757,406      4.31     6.789       713       186,920    83.56      100.00      52.63
726 to 750                     68     14,512,462      3.52     7.032       737       213,419    84.07      100.00      46.87
751 to 775                     22      3,477,834      0.84     6.832       760       158,083    80.02      100.00      40.28
776 to 800                     32      6,825,566      1.66     6.862       786       213,299    84.60      100.00      55.42
801 to 813                      3        284,762      0.07     7.827       806        94,921    90.01      100.00       0.00
                            -----   ------------    ------     -----       ---      --------    -----      ------      -----
TOTAL:                      2,349   $411,792,798    100.00%    7.423%      619      $175,306    82.75%     100.00%     20.43%
                            =====   ============    ======     =====       ===      ========    =====      ======      =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut off Date ranged from 500 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut- off Date was approximately 619.

CREDIT GRADE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
CREDIT GRADE                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------              --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
AA                            785   $140,446,166     34.11%    7.109%      678      $178,912    83.98%     100.00%     36.74%
A                             669    113,926,149     27.67     7.316       619       170,293    83.53      100.00      22.18
A                             435     68,128,575     16.54     7.568       592       156,617    83.01      100.00      10.62
B+                            218     42,123,981     10.23     7.812       565       193,229    82.89      100.00       0.00
B                             179     35,564,275      8.64     7.970       537       198,683    76.59      100.00       0.00
C                              63     11,603,652      2.82     8.330       525       184,185    77.15      100.00       0.00
                            -----   ------------    ------     -----       ---      --------    -----      ------      -----
TOTAL:                      2,349   $411,792,798    100.00%    7.423%      619      $175,306    82.75%     100.00%     20.43%
                            =====   ============    ======     =====       ===      ========    =====      ======      =====

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF GROSS MARGINS      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
----------------------    --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
2.001% to 2.500%                1   $    351,000      0.10%    7.050%      609      $351,000    87.75%     100.00%    100.00%
2.501% to 3.000%                3        398,198      0.11     8.024       578       132,733    80.00      100.00       0.00
3.001% to 3.500%               61     11,302,947      3.24     7.297       621       185,294    83.00      100.00      19.08
3.501% to 4.000%               34      6,068,345      1.74     7.339       642       178,481    84.14      100.00      17.54
4.501% to 5.000%                6      1,288,117      0.37     5.972       649       214,686    84.54      100.00      71.65
5.001% to 5.500%              195     49,442,262     14.17     6.579       623       253,550    77.02      100.00      25.82
5.501% to 6.000%              253     60,720,258     17.40     6.706       630       240,001    79.39      100.00      34.49
6.001% to 6.500%              399     93,416,208     26.77     7.063       617       234,126    80.58      100.00      25.10
6.501% to 7.000%              262     58,166,166     16.67     7.327       615       222,008    83.63      100.00      21.29
7.001% to 7.500%              181     34,808,118      9.97     7.707       601       192,310    82.95      100.00      17.24
7.501% to 8.000%              175     32,614,027      9.35     8.116       593       186,366    86.69      100.00      12.53
8.001% to 8.500%                3        321,545      0.09     8.561       581       107,182    83.73      100.00       0.00
8.501% to 9.000%                1         45,583      0.01     9.400       655        45,583    95.00      100.00       0.00
9.001% to 9.500%                1         39,894      0.01     9.875       500        39,894    91.95      100.00       0.00
                            -----   ------------    ------     -----       ---      --------    -----      ------     ------
TOTAL:                      1,575   $348,982,668    100.00%    7.151%      617      $221,576    81.35%     100.00%     24.10%
                            =====   ============    ======     =====       ===      ========    =====      ======     ======

As of the Cut off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.500% per annum to 9.125% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.266% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
MAXIMUM MORTGAGE RATES      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
----------------------    --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
11.501% to 12.000%              4      1,418,214      0.00      0.053      648       354,554     0.78        1.00       0.84
12.001% to 12.500%             85     24,349,135      6.98      5.887      659       286,460    78.75      100.00      39.87
12.501% to 13.000%            237     64,474,621     18.48      6.339      645       272,045    79.92      100.00      41.59
13.001% to 13.500%            398     95,058,109     27.24      6.813      632       238,839    80.06      100.00      29.29
13.501% to 14.000%            280     60,292,469     17.28      7.288      611       215,330    80.75      100.00      22.08
14.001% to 14.500%            271     53,787,551     15.41      7.778      591       198,478    83.92      100.00       8.63
14.501% to 15.000%            121     21,892,171      6.27      8.298      569       180,927    83.67      100.00       1.26
15.001% to 15.500%            123     19,619,463      5.62      8.772      561       159,508    85.15      100.00       1.64
15.501% to 16.000%             33      4,694,855      1.35      9.255      563       142,268    88.49      100.00       0.00
16.001% to 16.500%             20      2,439,389      0.70      9.640      538       121,969    88.18      100.00       0.00
16.501% to 17.000%              3        956,692      0.27     10.171      519       318,897    86.12      100.00       0.00
                            -----   ------------    ------     ------      ---      --------    -----      ------      -----
TOTAL:                      1,575   $348,982,668    100.00%     7.151%     617      $221,576    81.35%     100.00%     24.10%
                            =====   ============    ======     ======      ===      ========    =====      ======      =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans rasnged from 11.600% per annum to 16.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.649% per annum.

NEXT ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
NEXT RATE                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT DATE             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
---------------           --------  ------------  ----------  --------  --------  -----------  --------  -----------  -------
April 2006                      1   $    119,668      0.03%     6.425%     763      $119,668    80.00%     100.00%      0.00%
June 2007                       1        276,250      0.08      5.990      580       276,250    85.00      100.00     100.00
July 2007                       2        732,152      0.21      6.767      594       366,076    69.65      100.00       0.00
August 2007                     2        177,843      0.05      6.889      623        88,921    79.39      100.00       0.00
September 2007                 21      5,456,413      1.56      6.879      611       259,829    84.44      100.00      35.88
October 2007                   71     13,750,184      3.94      6.901      618       193,665    81.14      100.00      30.99
November 2007                 363     72,493,663     20.77      7.316      604       199,707    82.33      100.00      15.84
December 2007                 919    207,787,669     59.54      7.208      611       226,102    81.18      100.00      19.72
September 2008                  2        854,221      0.24      7.217      613       427,110    87.57      100.00       0.00
November 2008                  19      3,781,452      1.08      7.162      623       199,024    81.76      100.00      48.72
December 2008                  44     10,147,524      2.91      6.875      630       230,626    80.74      100.00      45.13
October 2010                    1        111,805      0.03      8.750      525       111,805    80.00      100.00       0.00
November 2010                  11      2,071,294      0.59      6.881      666       188,299    80.40      100.00      14.31
December 2010                  24      5,374,306      1.54      6.707      653       223,929    80.60      100.00      29.36
October 2015                    1        348,800      0.10      6.500      656       348,800    80.00      100.00     100.00
November 2015                   8      1,742,819      0.50      6.595      684       217,852    83.59      100.00      71.59
December 2015                  85     23,756,606      6.81      6.666      680       279,489    79.64      100.00      64.23
                            -----   ------------    ------      -----      ---      --------    -----      ------     ------
TOTAL:                      1,575   $348,982,668    100.00%     7.151%     617      $221,576    81.35%     100.00%     24.10%
                            =====   ============    ======      =====      ===      ========    =====      ======     ======